Note 1 - Organization and Basis of Presentation: Earnings Per Share (Policies)	6 Months Ended
Nov. 30, 2012
Policies
Earnings Per Share

EARNINGS PER SHARE

Basic Earnings per Share (“EPS”) is computed by dividing net income available to common stockholders by the weighted average number of common stock shares outstanding during the year.  Diluted EPS is computed by dividing net income available to common stockholders by the weighted-average number of common stock shares outstanding during the year plus potential dilutive instruments such as stock options and warrants.  Basic and diluted

EPS are the same for the Company, as of November 30, 2012, as the Company does not have any common share equivalents outstanding.